UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2018 (February 12, 2018)

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

2000 Sierra Point Parkway

Suite 500

Brisbane, California 94005

(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 12, 2018, Innoviva, Inc. (the “Company”) entered into an agreement (the “Agreement”) with Sarissa Capital Management LP, and certain of its affiliates (collectively, the “Sarissa Group”).

Concurrently with the execution of the Agreement, pursuant to resolutions approved by the Board, the total number of directors constituting the Company’s Board of Directors (the “Board”) was increased from eight (8) to ten (10) directors in accordance with Section 3.2 of the Company’s Amended and Restated Bylaws, and each of Jules Haimovitz, Sarah Schlesinger, M.D. and Mark DiPaolo (collectively, the “New Directors”) were appointed as directors to fill an existing and the resulting vacancies on the Board with a term expiring at the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) or until their respective successors have been duly elected and qualified.

Pursuant to the Agreement, the Company also agreed, among other things, to (a) convene the 2018 Annual Meeting no later than May 1, 2018, and to not postpone or adjourn (once convened) the 2018 Annual Meeting without the prior written consent of the Sarissa Group, and (b) nominate a five-person slate for election as directors at the 2018 Annual Meeting consisting solely of Odysseas Kostas, M.D., George Bickerstaff, III, Jules Haimovitz, Sarah Schlesinger, M.D.  and Mark DiPaolo (collectively, the “Nominees”).  If prior to the 2018 Annual Meeting, any of the Nominees is unable to serve or informs the Company that he or she does not wish to serve or ceases to serve (or indicates to the Company his or her desire to cease to serve) as a director of the Company for any reason, the Sarissa Group will have the ability to identify a replacement, subject to the provisions of the Agreement.  The Company also agreed to reimburse the Sarissa Group for its reasonable out-of-pocket fees and expenses (including legal expenses) in an aggregate amount of up to $2.7 million.  In addition, the Company agreed that prior to the completion of the 2018 Annual Meeting, the Company will not, without the prior written consent of the Sarissa Group, (i) increase the size of (or support any person who is seeking to increase the size of) the Board or fill any vacancy on the Board, or (ii) amend its certificate of incorporation or bylaws.

The Agreement further provides that, so long as the Company has not materially breached the Agreement, the Sarissa Group will, and will cause its affiliates to, vote all of the shares of the Company’s common stock (“Common Stock”) that are beneficially owned by them as of the record date for the 2018 Annual Meeting for the election of each of Nominees at the 2018 Annual Meeting.

In connection with the foregoing, each of William Waltrip, Patrick LePore, Barbara Duncan, Catherine Friedman and Paul Pepe (collectively, the “Incumbent Directors”) have notified the Board that they do not intend to stand for re-election at the 2018 Annual Meeting, so that they may devote their respective efforts to other commitments. None of the Incumbent Directors decision to not stand for reelection was the result of any disagreement with the Company relating to the Company’s operations, policies or practices.  In connection with the execution of the Agreement, the Company and the Sarissa Group, each separately entered into a release of liability agreement with each of the Incumbent Directors.  The Company and the Board wish to thank each of the Incumbent Directors for their dedication and service to the Company.

Pursuant to the Company’s non-employee director compensation program, upon their respective appointment, each of the New Directors received (i) a restricted stock unit award covering 8,090 shares of Common Stock (the “Initial RSU”) and (ii) a restricted stock unit award covering 2,427 shares of Common Stock (the “Pro Rata RSU”). The Initial RSU vests in two equal annual installments and the Pro Rata RSU vests in a single installment at the earlier of the 2018 Annual Meeting or one-year grant anniversary, in each case subject to the respective director’s continuous service through the applicable vesting date, except that in the event of the respective director’s death or disability or in the event of a change of control prior to the termination of their service as a director, the Initial RSU and the Pro Rata RSU will immediately vest in full. Each of the New Directors will also receive an annual cash retainer of $50,000 for his or her role as a Board member.

Each of the New Directors have entered into an indemnification agreement with the Company requiring the Company to indemnify him or her to the fullest extent permitted under Delaware law with respect to his or her services as a director.  The indemnification agreement is in the form entered into with the Company’s other directors and executive officers.  This form of indemnification agreement is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The Board has determined that each of the New Directors qualifies as an independent director of the Board under the applicable independence rules of (i) the Securities and Exchange Commission and (ii) the Nasdaq Global Select Market listing standards.

The foregoing description of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information required by this Item 5.02 is contained in Item 1.01 above and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Agreement, dated as of February 12, 2018, by and among Innoviva, Inc., Sarissa Capital Domestic Fund LP, and certain of its affiliates.
99.1

Form of Indemnification Agreement between Innoviva, Inc. and each of its directors and executive officers (incorporated by reference to Exhibit 10.11 to Innoviva Inc.’s Registration Statement on Form S-1 (SEC File No. 333-116384)) filed with the SEC on June 10, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: February 13, 2018	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Interim Principal Executive Officer